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                                  EXHIBIT 23.1



                    Consent of Cranmore, FitzGerald & Meaney


           We hereby consent to the reference to this firm under the caption "Legal Matters" in the Registration Statement on Form S-4 of Westbank Corporation.



                                            /s/ Cranmore, FitzGerald & Meaney

                                            CRANMORE, FITZGERALD & MEANEY


September 30, 1998